UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2018

pdvWireless, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors (“Committee”) of pdvWireless, Inc., a Delaware corporation (the “Company”), conducted a competitive process to evaluate and select the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. The Committee invited several independent registered public accounting firms to participate in this process, including PKF O’Connor Davies, LLP, which audited the Company’s financial statements for the fiscal years ended March 31, 2017 and 2018.

As a result of this process, on June 25, 2018, the Committee approved the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. Also on June 25, 2018, the Committee dismissed PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm.

The reports of PKF O’Connor Davies, LLP on the Company’s financial statements for each of the two fiscal years ended March 31, 2017 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports on the Company’s financial statements qualified or modified as to uncertainty, audit scope or accounting principles. In addition, in connection with the audits of the Company’s financial statements for the fiscal years ended March 31, 2017 and 2018, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and PKF O’Connor Davies, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of PKF O’Connor Davies, LLP, would have caused PKF O’Connor Davies, LLP to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such years.  Further, in the fiscal years ended March 31, 2017 and 2018, there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PKF O’Connor Davies, LLP with a copy of the disclosures contained in this Form 8-K and requested that PKF O’Connor Davies, LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of PKF O’Connor Davies, LLP’s letter, dated June 29, 2018, is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s fiscal years ended March 31, 2017 and 2018, neither the Company nor anyone on its behalf consulted with Grant Thornton LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Grant Thornton LLP that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement or a reportable event (as those terms are described in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).

Item 9.01.  Exhibits.

(d) The following exhibit is filed with this Current Report.

Augu
Exhibit No.	Description

16.1	Letter of PKF O’Connor Davies, LLP dated June 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

pdvWireless, Inc.

Date: June 29, 2018	/s/ Morgan E. O’Brien
Morgan E. O’Brien
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter of PKF O’Connor Davies, LLP dated June 29, 2018